                                                                  EXHIBIT 10.16

              FIFTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

      THIS FIFTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "AGREEMENT"), is made and entered into as of January 19, 2006, by and among Metabolix, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), the holders of the Company's common stock, $.01 par value ("COMMON STOCK") or preferred stock, $.01 par value ("PREFERRED STOCK") listed on Exhibit A (the "EXISTING STOCKHOLDERS") and any additional stockholder of the Company (collectively, the "ADDITIONAL STOCKHOLDERS", and with the Existing Stockholders, the "STOCKHOLDERS") who becomes a party hereto by signing an Additional Stockholder Signature Page (an "ADDITIONAL STOCKHOLDER SIGNATURE PAGE") in the form attached hereto as EXHIBIT B.

      WHEREAS, the Company and the Existing Stockholders are parties to that certain Fourth Amended and Restated Stockholders' Agreement dated as of April 2, 2004 (the "FOURTH AMENDED STOCKHOLDERS' AGREEMENT");

      WHEREAS, certain purchasers (the "PURCHASERS") are acquiring shares of Series 05 Convertible Preferred Stock, $.01 par value per share, (the "SERIES 05 PREFERRED STOCK") pursuant to that certain Series 05 Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT") by and between the Company and the Purchasers;

      WHEREAS, pursuant to Section 6.4 of the Fourth Amended Stockholders' Agreement, the Fourth Amended Stockholders' Agreement may be amended upon the written consent of the Company and each of Edward M. Giles, State Farm Mutual Automobile Insurance Company, Vertical Fund I, L.P. and Vertical Fund II, L.P.; and

      WHEREAS, as an inducement to the Purchasers to purchase the Series 05 Preferred Stock pursuant to the Purchase Agreement the parties hereto desire to amend the Fourth Amended Stockholders' Agreement on the terms and conditions set forth herein.

      NOW THEREFORE, in consideration of the premises and of the mutual promises hereinafter set forth, the parties hereby agree to amend and restate the Fourth Stockholders' Agreement in its entirety as follows:

                                   ARTICLE I

                           COVENANTS OF THE COMPANY

      1.1 CORPORATE EXISTENCE. The Company shall maintain its corporate existence and qualification and make no material change (directly or through subsidiaries) in the present nature of the Company's business without the consent of a majority of the Stockholders.

      1.2 RULE 144 COMPLIANCE. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "COMMISSION") which may permit the sale of the shares to the public without registration, at all times after ninety (90) days after a registration statement covering an initial public offering of securities of the Company under the Securities Act of 1933, as amended (the "1933 ACT") shall have become effective, the Company agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act; (ii) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); (iii) furnish to each holder of Registrable Securities (as hereinafter defined) forthwith upon request a written statement by the Company as to the Company's compliance with the reporting requirements of Rule 144 and of the 1933 Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rules or regulation of the Commission allowing such holder to sell any Registrable Securities (as hereinafter defined) without registration; and (iv) use commercially reasonable efforts to satisfy the requirements of all such rules and regulations (including the requirements for current public information, registration under the Exchange Act and timely reporting to the Commission) at the earliest possible date after its first registered public offering.

      1.3   FINANCIAL INFORMATION.

            (a) As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, the Company agrees to provide the Stockholders with copies of consolidated balance sheets of the Company as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in cash flow of the Company for such fiscal year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and reviewed by independent public accountants selected by the Company.

            (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, the Company agrees to provide the Stockholders with copies of a consolidated balance sheet of the Company as of the end of each such quarterly period, and consolidated statements of income and consolidated statements of change in cash flow of the Company for such period and for the current fiscal year to date, if and to the extent that such statements are prepared by the Company.

                                  ARTICLE II

                              REGISTRATION RIGHTS

      2.1 PIGGYBACK REGISTRATION RIGHTS. Whenever the Company proposes to register any stock or other securities for the Company's own or others' account under the 1933 Act for a public offering for cash, other than in its initial public offering or in a registration on Form S-4 or S-8 under the 1933 Act or any successor forms thereto, the Company shall give each holder of Registrable Securities written notice prior to such registration. Upon the written request of any such holder given within twenty (20) days after receipt of such notice, the Company will use its best efforts to cause to be included in such registration all of the Registrable Securities that such holder requests to be registered.

      2.2 DEMAND REGISTRATION RIGHTS. At any time after the Company becomes subject to the periodic reporting requirements of Section 13 or Section 15(d) of the Exchange Act, one or more of the holders of at least 30% of the Registrable Securities may make a written request for registration (a "DEMAND REGISTRATION") under the 1933 Act with respect to all or part of the Registrable Securities owned by the Stockholder. Any such request must specify the number and type of Registrable Securities proposed to be sold by the Stockholder and the intended method of disposition. Upon receipt of such written request, the Company will notify all holders of all Registrable Securities of the request. Upon written request of any holder given within 20 days after receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible; provided, however, that the minimum market value of any offering and registration of Registrable Securities made pursuant to this Section 2.2 shall be at least $2,000,000. However, the Company will be entitled to postpone, for a reasonable period of time but in no event more than 180 days after the date of its receipt of such a request pursuant to this Section 2.2, the filing of any registration statement or offering and sale, if the Company determines, in its reasonable business judgment, that the proposed registration or the offering would be materially detrimental to the Company and gives the Stockholders written notice of such determination. If the Company postpones the filing of any registration statement or offering and sale, the Stockholders will have the right to withdraw the request for registration by giving notice to the Company within 15 days after receipt from the Company of the notice of postponement. If the Stockholders withdraw their request for registration, such request will not be counted for purposes of determining the number of Demand Registrations to which the Stockholders are entitled under this
Section 2.2.

      The Stockholders may instruct the Company to withdraw any registration statement filed under this Section 2.2, and the Company will withdraw such registration statement, if prior to the effective date thereof the Stockholders learn of a material adverse change in the business, condition or prospects of the Company unknown to the Stockholders at the time the registration was requested. In addition, the Stockholders may, before or after a registration statement becomes effective, withdraw their Registrable Securities from the offering by giving notice of such withdrawal to the Company, in which event such registration will be deemed to have occurred for the purposes of this Section 2.2 unless the Stockholders, within 20 days after such withdrawal, agree in writing to pay all the out-of-pocket expenses of the Company incurred in connection with such withdrawn registration and pay all such expenses in full within 10 days after receipt of a statement therefor setting forth the amounts of such expenses in reasonable detail.

      Except in the case of a withdrawal provided for in the preceding paragraph or a registration from which 20% or more of the Registrable Securities requested to be registered are excluded by the book-running managing underwriter pursuant to Section 2.3, the Company will not be required to effect more than two Demand Registrations pursuant to this Agreement.

      If within 20 days after a request for Demand Registration has been made pursuant to this Section 2.2 the Company notifies the Stockholders that the Company wishes either to include an offering of its own securities for its own account or to register securities for its own account on the registration statement being filed pursuant to the Stockholders' demand, such additional securities will be included and the registration will not be counted in determining the number of Demand Registrations to which the Stockholders are entitled. Unless otherwise agreed in writing by the Stockholders, no security holder of the Company other than the Stockholders will be permitted to offer securities of the Company pursuant to any Demand Registration pursuant to this Section 2.2.

      The Stockholders will select the book-running managing underwriter and any other investment bankers and underwriters to be used in connection with an offering pursuant to this Section 2.2, subject to the Company's approval, which approval will not unreasonably be withheld or delayed.

      2.3 REDUCTION OF OFFERING. Notwithstanding anything else in this Agreement, if in the opinion of the book-running managing underwriter of an offering described in Section 2.1 or Section 2.2 (i) the size of the offering, or (ii) the combination of securities proposed to be included in such offering are such that the success of the offering would be materially and adversely affected by the inclusion of Registrable Securities, then:

            (a) if the size of the offering is the basis for such underwriter's opinion, the amount of Registrable Securities to be offered for the account of the Stockholders will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such underwriter; provided, that (x) in the case of a Demand Registration, the amount of Registrable Securities to be offered by, on behalf of, or for the account of the Stockholders will be reduced only after the amount of securities to be offered for the account of the Company and any security holders, other than the Stockholders, has been reduced to zero and (y) in the case of a Piggyback Registration, where securities are being offered by or for the account of anyone other than the Company, then the proportion by which the aggregate amount of such Registrable Securities intended to be offered by or for the account of the Stockholders is reduced will not exceed the proportion by which the amount of such securities intended to be offered for the account of such other selling shareholder is reduced; and

            (b) if the combination of securities to be offered is the basis for such underwriter's opinion, the Registrable Securities to be included in such offering will be reduced as described in paragraph (a) above, except that in the case of a Piggyback Registration, if the reduction described in clause (y) of paragraph (a) would, in the judgment of the book-running managing underwriter, be insufficient substantially to eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

      2.4 DEFINITION OF REGISTRABLE SECURITIES. "REGISTRABLE SECURITIES" means (i) the shares of Common Stock currently issued to the Stockholders and those issuable upon conversion of the Preferred Stock and exercise of warrants to purchase Common Stock; (ii) any shares of Common Stock of the Company acquired by any Stockholder after the date hereof pursuant to a right of first refusal or pursuant to pre-emptive rights and (iii) any shares of

Common Stock acquired by any Stockholder after the date hereof pursuant to a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, Preferred Stock or Common Stock issued on conversion or exercise thereof; provided, however, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a registration statement under the 1933 Act, Section 4(1) of the 1933 Act or Rule 144 promulgated under the 1933 Act. Registrable Securities shall not include Common Stock, Preferred Stock, or any shares of Common Stock issued or issuable upon conversion thereof, which are available for sale and can be sold (whether or not so sold) pursuant to Rule 144A or Rule 144 of the 1933 Act, or any similar rule promulgated by the Commission permitting the resale of restricted securities without the necessity of a registration statement under the 1933 Act.

      2.5 REGISTRATION PROCEDURES. All expenses incurred in connection with the registrations under this Article II (including all registration, filing, listing, qualification, printer's and accounting fees and up to $5,000 for legal fees of one counsel for all Stockholders but excluding underwriting commissions and discounts) shall be borne by the Company. If and whenever the Company is under an obligation pursuant to this Article II to effect or use the Company's best efforts to effect a registration of any Registrable Securities, the Company shall: (a) use the Company's best efforts to prepare and file with the Commission as soon as reasonably practicable, a registration statement with respect to the Registrable Securities and use the Company's best efforts to cause such registration to promptly become and remain effective for a period of at least one hundred twenty (120) days (or such shorter period during which the distribution described in the Registration Statement has been completed); (b) use the Company's best efforts to register and qualify the Registrable Securities covered by such registration statement under applicable state securities laws; (c) provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities, (d) list such Registrable Securities on any national securities exchange or the NASDAQ National Market System, or if the Common Stock is unable to be so listed, use the Company's best efforts to qualify the Registrable Securities for inclusion on any other automated quotation system of the National Association of Securities Dealers, Inc.; and (e) take such other actions as are reasonable or necessary to comply with the requirements of the 1933 Act and the regulations thereunder, or the reasonable request of any holder, with respect to the registration and distribution of the Registrable Securities. The Company is not obligated to effect registration or qualification under this Article II in any jurisdiction requiring the Company to qualify to do business (unless the Company is otherwise required to be so qualified) or to execute a general consent to service of process.

      2.6 UNDERWRITING ARRANGEMENT. Registration pursuant to Article II covering an underwritten public offering, shall be conditioned upon each participating holder entering into a written agreement with the managing underwriter in such form and containing such provisions as are reasonably acceptable to each such participating holder and are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      2.7 NOTIFICATION. The Company shall promptly notify each holder of Registrable Securities covered by any registration statement of any event, of which the Company has knowledge, that results in the prospectus included in such registration statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing.

      2.8 FURNISHING OF DOCUMENTS. At the request of any participating holder, the Company will furnish to each underwriter, if any, and participating holders, a legal opinion of its counsel and a "cold comfort" letter from its independent certified public accountants, each in customary form and substance, at such time or times as such documents are customarily provided in the type of offering involved. As expeditiously as possible, the Company shall furnish to each participating holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the participating holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the participating holders.

      2.9   INDEMNIFICATION AND CONTRIBUTION.

      (a) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Article II, the Company will indemnify and hold harmless the Stockholders, and each other person, if any, who controls the Stockholders within the meaning of the 1933 Act, and each employee, officer and trustee of the Stockholders, against any losses, claims, damages or liabilities, joint or several, to which the Stockholders, or each such controlling person, employee, officer or trustee may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Article II, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereof or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Stockholders, and each such controlling person, employee, officer or trustee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Stockholders or any such controlling person, employee, officer or trustee in writing specifically for use in such registration statement or prospectus.

      (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Article II, each holder of Registrable Securities included in such registration will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, and each underwriter and person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Article II, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that each holder of Registrable Securities will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Stockholder, as such, furnished in writing to the Company by such Stockholder specifically for use in such registration statement or prospectus.

      (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to such indemnified party other than under this Section 2.9 and shall only relieve the indemnifying party from any liability which the indemnifying party may have to such indemnified party under this Section 2.9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent the indemnifying party shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

      (d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either: (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) as is appropriate to reflect the relative fault of the Company and such holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as the relative benefit received by the Company and such holder as a result of the offering in question; provided, that in any such case (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by such holder pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning Section 11 (f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      2.10 CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, then appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

      2.11 PREPARATION OF REGISTRATION STATEMENT. Whenever the Company is registering any Common Stock under the 1933 Act and a holder of Registrable Securities is selling any Registrable Securities under such registration or determines that it may be a controlling person under such 1933 Act, the Company will allow such holder and its counsel to participate in the preparation of the registration statement, will include in the registration statement such information as such holder may reasonably request and will take all such other action as such holder may reasonably request.

      2.12 TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights described herein are freely transferable by the holders of Registrable Securities to any person to whom such holder transfers Registrable Securities.

                                  ARTICLE III

                              PRE-EMPTIVE RIGHTS

      3.1 PROCEDURES FOR EXERCISE OF PRE-EMPTIVE RIGHT TO PURCHASE ADDITIONAL SECURITIES. If at any time prior to the closing of an initial public offering by the Company, the Company intends to sell in excess of $500,000 of its equity securities (in the same or a series of related offerings) or securities convertible into equity securities, which $500,000 threshold shall be determined by taking into account the maximum amount that is to be paid or payable for the issuance, and upon the exercise, conversion or exchange of any such equity securities or securities convertible into equity securities ("APPLICABLE OFFERINGS"), except for Excluded Offerings (as hereinafter defined), the Company will, at least fifteen (15) days prior to the sale of any securities pursuant to an Applicable Offering, notify the Stockholders who own Preferred Stock (for purposes of this Section 3.1, each a "HOLDER") of the Applicable Offering, including the terms thereof and the number of securities offered thereby. Within fifteen (15) days after delivery of such notice by the Company, each Holder shall have the right to transmit a binding commitment (a "BINDING COMMITMENT") to purchase (on the exact same terms as offered pursuant to the Applicable Offering) and, in the event that the Company proceeds with the Applicable Offering, it will be obligated to sell to each such Holder, that number of securities to be sold in the Applicable Offering proportionally equal to each such Holder's equity interest in the Company (determined on an as-if-converted to Common Stock basis, assuming the exercise of all warrants and other rights to acquire capital stock of the Company, but excluding any outstanding options issued under any stock or option plan approved by the Company's Board of Directors). Failure by a Holder to transmit a Binding Commitment pursuant to this Section 3.1, shall be deemed a waiver in full of such Holder's rights to purchase any of the securities to be sold in connection with such Applicable Offering.

      3.2 EXCLUDED OFFERINGS. Notwithstanding the provisions of Section 3.1, the following issuances by the Company shall be "EXCLUDED OFFERINGS" and shall not be considered Applicable Offerings: (i) securities issued in any public offering, (ii) securities issued in connection with any acquisition by the Company of any other business or commercial enterprise where the Company is the surviving entity, (iii) securities issued for compensatory purposes to directors, consultants or employees of the Company or its affiliates, (iv) securities issued upon exercise of stock options or warrants or upon the conversion of convertible securities outstanding on the date hereof or issued in compliance with this Article III (including shares of Common Stock issuable upon conversion of the Preferred Stock), (v) securities issued to financial institutions and leasing companies in connection with borrowing and lease financing arrangements, or to landlords or service providers, (vi) securities issued pursuant to (a) the provisions of Section 3 of the Series 04 Preferred Stock Purchase Agreement by and between the Company and the investors who are signatories thereto, dated April 2, 2004, as may be amended from time to time, (b) the provisions of Section 3 of the Series 04 Preferred Stock Exchange Agreement by and between the Company and the investors who are signatories thereto, dated April 2, 2004, as may be amended from time to time, (c) the provisions of Section 3 of the 2005 Series 04 Preferred Stock Purchase Agreement by and between the Company and the investors who are signatories thereto, dated March 2, 2005, as may be amended from time to time, (d) the provisions of Section 3 of the Purchase Agreement, and (e) such comparable exchange rights as may granted by the Company in the future, (vii) securities issued in connection with any joint venture, strategic alliance, distribution or development agreement or other similar relationship or issued for non monetary consideration, (viii) securities issued pursuant to Section
3.9 of Article FOURTH of the Company's Amended and Restated Certificate of Incorporation, as may be amended from time to time or (ix) securities issued upon the exercise or conversion of securities issued pursuant to (i)-(viii) or upon the exercise or conversion of those securities.

                                  ARTICLE IV

                               VOTING AGREEMENT

      4.1 VOTING AGREEMENT. At any and all meetings (including any written action in lieu of a meeting) of stockholders of the Company at which directors are to be elected, each

Stockholder shall vote all of the voting securities of the Company now or hereafter owned or controlled by such Stockholder to elect, as a director of the Company, one representative (the "VERTICAL REPRESENTATIVE") designated by the general partner of Vertical Fund I, L.P. and Vertical Fund II, L.P., presently The Vertical Group, L.P. (the "VERTICAL GP").

      4.2 DESIGNATION OF DIRECTOR. The initial Vertical Representative shall be Jack Lasersohn.

      4.3 SUCCESSOR DIRECTORS. If the Vertical Representative shall cease to serve as a director of the Company for any reason, the Vertical GP shall have the right to designate a successor representative and each Stockholder shall promptly vote all of his voting securities of the Company and otherwise use his best efforts to ensure that such successor representative is duly elected as a director.

      4.4 NOMINATION BY COMPANY. The Company shall use its best efforts to nominate for election to the Board of Directors the Vertical Representative designated hereunder.

                                   ARTICLE V

                                  IPO LOCK-UP

      Each Stockholder agrees that in connection with an underwritten initial public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the Stock may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 214 days after the effectiveness of the Registration Statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine, provided that all of the Company's directors and officers agree to be similarly bound.

                                  ARTICLE VI

                                 MISCELLANEOUS

      6.1   TERM OF AGREEMENT.

      This Agreement shall terminate with respect to (i) Section 1.3 when the Company becomes subject to the periodic reporting requirements of Section 13 or Section 15(d) of the Exchange Act, (ii) Article II when there are no longer any Registrable Securities, (iii) Article III upon completion of the Company's initial public offering and (iv) Article (IV) upon completion of the Company's initial public offering or at such time as Vertical and its affiliates no longer hold an aggregate of 7% of the Company's Common Stock, on a fully diluted (assuming that all warrants, options and other rights to acquire capital stock of the Company had been exercised), as converted basis. Notwithstanding the foregoing, this Agreement shall terminate in full upon the sale of the Company, whether by merger, sale, or transfer of more than fifty percent (50%) of its outstanding capital stock, or sale of substantially all of its assets.

      6.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings among the parties with respect thereto. This agreement is intended to amend and restate the Fourth Amended Stockholders' Agreement in its entirety and upon execution hereof, the Fourth Amended Stockholders' Agreement shall be deemed to be terminated in all respects.

      6.3 SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon their respective successors, assigns and legal representatives.

      6.4 MODIFICATION, WAIVER OR AMENDMENT. Except for the addition of Additional Stockholders as provided in Section 6.5 hereby, neither this Agreement nor any provision hereof can be modified, waived, amended, changed, discharged or terminated except by an instrument in writing, signed by the Company and each of Edward M. Giles, State Farm Mutual Automobile Insurance Company, Vertical Fund I, L.P. and Vertical Fund II, L.P.; provided that the agreement of any such Stockholder shall not be required if such Stockholder (together with its affiliates) no longer holds at least fifty percent (50%) of the Registrable Securities of the Company held by such Stockholder (together with its affiliates) as of the date hereof. If at any time Edward
M. Giles, State Farm Mutual Automobile Insurance Company, Vertical Fund I, L.P. and Vertical Fund II, L.P (together with their respective affiliates) shall each no longer hold at least fifty percent (50%) of the Registrable Securities held by each such Stockholder (together with their respective affiliates) as of the date hereof, this Agreement and any provision hereof may only be waived, modified, amended or terminated by a written agreement signed by the Company and the Stockholders owning at least a majority of the Registrable Securities then subject to this Agreement, based upon voting power and calculated on an "as if converted" basis.

      6.5 ADDITIONAL PARTIES. Notwithstanding anything to the contrary herein, additional persons who are officers or employees of the Company or persons or entities who acquire shares of Common Stock of the Company or securities of the Company convertible into Common Stock, may become parties to this Agreement and become "Stockholders" hereunder by executing an Additional Party Signature Page with the Company.

      6.6 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts without regard to the conflicts of law provisions thereof.

      6.7 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service or facsimile (with written confirmation) to the address or facsimile number for such party noted on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

      6.8 ADDITIONAL LEGEND. Each certificate evidencing voting securities of the Company held by a Stockholder shall bear a legend substantially as follows:

         "The shares represented by this certificate are subject to the terms and conditions of a certain Fifth Amended and Restated Stockholders' Agreement dated as of January 19, 2006, as may be amended and/or restated from time to time, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

      6.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and the remaining provisions of the Agreement shall be enforceable in accordance with their terms.

      6.10 REMEDIES. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

      6.11 CAPTIONS. The table of contents, headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      6.12 PRONOUNS. All terms and words used in this Agreement shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context or sense of this Agreement or any paragraph or clause herein may require, the same as if such words have been fully and properly written in the required number and gender.

      6.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.14 DISPUTE RESOLUTION. Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration in Boston, Massachusetts administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                 [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  METABOLIX INC.

                                  By: /s/ James Barber
                                     --------------------------------
                                  Name: James Barber
                                  Title: Chief Executive Officer
                                  and President

                                  STOCKHOLDERS

                                  /s/ Edward M. Giles
                                  -----------------------------------
                                  Edward M. Giles

                                  STATE FARM MUTUAL AUTOMOBILE
                                  INSURANCE CO.

                                  By:/s/ John Concklin
                                     --------------------------------
                                  Name:  John Concklin
                                  Title:  Vice President-Common
                                  Stock

                                  VERTICAL FUND II, L.P.

                                  By:The Vertical Group, L.P.
                                     Its General Partner

                                  By:/s/ Stephen D. Baksa
                                     --------------------------------
                                  Name: Stephen D. Baksa
                                  Title: General Partner

                                  VERTICAL FUND I, L.P.

                                  By: The Vertical Group, L.P.
                                     Its General Partner

                                  By:/s/ Stephen D. Baksa
                                     --------------------------------
                                  Name:  Stephen D. Baksa
                                  Title:  General Partner

                                                                      EXHIBIT A

                                 STOCKHOLDERS

Winifred E. Alcorn
AHI/MBX Associates, LLC
Thomas G. Auchincloss, Jr.
Banc of America Securities, LLC Custodian For Benefit of Philip Meyer IRA
Rollover
James J. Barber
Rex J. Bates
Allan M. Benton
Henry E. Blair
Christopher M. Bodnar
Richard Booth
Brookstone Biotech Ventures, L.P.
Ray O. Brownlie
Brownlie Family Partnership
Joel & Joyce Buchman, as Joint Tenants with Rights of Survivorship
Andrew H. Chapman
Chestnut Capital, LLC
F. Hudnall Christopher, Jr.
Jeffrey Cianci
Roger L. Clifton
Cynthia A. Cannell Revocable Trust Dated 8/15/96
Corporate Finance Group, Inc.
Dongah Flour Mills Co., Ltd.
John Duffey
Fernanda Eberstadt
Frederick Eberstadt
Nicholas Nash Eberstadt
Joni Evans
Fiduciary Trust Company as Custodian FBO Edward M. Giles IRA #3
Steven R. Frank
Alexander J. Giacco
Edward M. Giles
Grant Gray
Elizabeth M. Greetham
John D. Hogan
Won Huh
Isles Capital, L.P.
James C. Cannell Revocable Trust Dated 8/15/96
John D. Hogan IRA
Maniv Investments, LLC
William D. and Carol F. McDonald
George McNally

Davis U. Merwin
James M. Meyer
Philip K. Meyer
Mintz Levin Investments LLC
Michael T. Cannell Revocable Trust Dated 8/15/96
Peter F. Cannell Revocable Trust Article Third
Edward M. Muller
William L. Musser, Jr.
David and Sharon Neenan
Patrick R. D. Paul
Oliver P. Peoples
F.W. Rapp
Joseph P. Riccardo
Ridfell Investment S.A.
Rosetta N. Reusch and William H. Reusch JTWROS
Melvin J. Sallen
SIA Partnership XX
Anthony J. Sinskey
State Farm Mutual Automobile Insurance Co.
Gregory Stephanopoulos
Charles Stone
The 2000 Charles F. Stone III Living Trust DTD October 23, 2000
Pike Sullivan
The Devivo Revocable Trust dated 11-1-88
The Gwyneth Muller Irrevocable Trust - 2000, dated March 27, 2000, William Gillen, Trustee
The Lara Muller Irrevocable Trust - 2000, dated March 27, 2000, William Gillen, Trustee
The Paul Foundation
Vertical Fund I, L.P.
Vertical Fund II, L.P.
Charles Waggner
James B. Wallace
Wallace Family Partnership
Charles-Henri Weil
Joseph and Deborah Werner, as Joint Tenants with rights of Survivorship James Wilbur
William B. Cannell Revocable Trust Dated 8/15/96
Williams Children's Trust dated May 22, 1996, Douglas R. Ederle, Trustee Simon F. Williams
George F. Wood
Zillion Worldwide Inc.

                                                                      EXHIBIT B

                                METABOLIX, INC.

              Fifth Amended and Restated Stockholders' Agreement

                     ADDITIONAL STOCKHOLDER SIGNATURE PAGE

      By executing this signature page in the space provided, the undersigned "Stockholder" hereby agrees to become party to and to be bound by all of the terms and conditions of the Fifth Amended and Restated Stockholders' Agreement by and among Metabolix, Inc. and the parties named therein and authorizes this signature page to be attached as a counterpart to such agreement. This Additional Stockholder Signature Page shall take effect and shall become an integral part of the Fifth Amended and Restated Stockholders' Agreement immediately upon acceptance hereof by the Company

      EXECUTED this         day of                            ,     .

                         --------------------------------------------
                         (print name)

                         By:
                              ---------------------------------------

                         Title:
                               --------------------------------------

                         Address:

                         --------------------------------------------
                         --------------------------------------------

                         --------------------------------------------

                         Fax:
                              ---------------------------------------

Accepted:

METABOLIX, INC.

By:
--------------------------
Name:
Title: